               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 of Winmax Trading Group, Inc. of our report dated February
1, 2001, relating to the financial statements of Winmax Trading Group, Inc. as of December 31, 2000.

                                          /s/ Stark Tinter & Associates, LLC

                                              Stark Tinter & Associates, LLC
                                              Certified Public Accountants

June 28,  2001
Denver, Colorado